EXHIBIT 10.4

                             AMENDMENT NO. 2 TO THE
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

         THIS AMENDMENT NO. 2 TO THE WARRANT TO PURCHASE COMMON STOCK (the "Amendment"), is entered into on this 30th day of March, 2004, by and between Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Corporation"), and________ (the "Holder").

         A. The Holder is the holder of that certain Warrant to Purchase Common Stock No. 1 dated as of May 23, 2001, issued to the Holder by the Company as amended by that certain Amendment Number One to the Warrant to Purchase Common Stock of Brilliant Digital Entertainment, Inc. (as amended, the "Warrant").

         B. In connection with the transactions contemplated by that certain Letter Agreement by and between the Corporation and Holder dated as of March 30, 2004 and that certain Amendment Number Four to Secured Promissory Note dated as of March 30, 2004, the parties have agreed to amend certain terms of the Warrant in accordance with the terms hereof.

         C. The Corporation and Holder each desire to further amend the Warrant to change the Expiration Date as provided herein.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. In the first paragraph of the Warrant, which commences with the terms "THIS CERTIFIES THAT," delete "and before 5:00 p.m. Pacific Time on May 23, 2004" and insert in lieu thereof, "and before 5:00 p.m. Pacific Time on October 4, 2005".

         2. The sole purpose of this amendment is to extend the Expiration Date of the Warrant from May 23, 2004 to October 4, 2005. Except as expressly modified herein, all terms and conditions of the Warrant are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Warrant, this Amendment shall govern.


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         IN WITNESS WHEREOF,  the parties have executed this Amendment as of the date first set forth above.

                                      Brilliant Digital Entertainment, Inc.


By                                    By

                                      TYLER TARR
----------------------------------    ------------------------------------------
(Printed Name)                        (Printed Name)


                                      CHIEF FINANCIAL OFFICER
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(Title)                               (Title)


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